UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  July 25, 2008

ML Asset Backed Corporation
(as depositor for the Merrill Auto Trust Securitization 2008-1)
(Exact name of registrant as specified in its charter)

Delaware	333-139130-02	26-6449846
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Four World Financial Center 11th Floor-Office C-3101 New York, New York	10800
(Address of Principal Executive Offices)	(Zip Code)

(212) 449-7733
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events

Item 8.01.	Other Events.

On July 25, 2008, the Merrill Auto Trust Securitization 2008-1 (the “Trust”) entered into an Indenture dated as of June 30, 2008 (the “Indenture”), among the Trust, as issuer, Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), and U.S. Bank National Association, as securities administrator (in such capacity, the “Securities Administrator”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.

On July 25, 2008, the Trust entered into an interest rate swap contract, dated as of July 22, 2008 with regard to the Class A-2b Floating Rate Asset Backed Notes, as evidenced by a Confirmation (the “Class A-2b Swap Contract Confirmation”) between the Trust and Merrill Lynch Capital Services, Inc. (the “Swap Counterparty”).  The Class A-2b Swap Contract Confirmation is annexed hereto as Exhibit 99.1.

On July 25, 2008, the Trust entered into an interest rate swap contract, dated as of July 22, 2008 with regard to the Class A-3b Floating Rate Asset Backed Notes, as evidenced by a Confirmation (the “Class A-3b Swap Contract Confirmation”) between the Trust and the Swap Counterparty.  The Class A-3b Swap Contract Confirmation is annexed hereto as Exhibit 99.2.

On July 25, 2008, the Trust entered into an interest rate swap contract, dated as of July 22, 2008 with regard to the Class A-4b Floating Rate Asset Backed Notes, as evidenced by a Confirmation (the “Class A-4b Swap Contract Confirmation”) between the Trust and the Swap Counterparty.  The Class A-4b Swap Contract Confirmation is annexed hereto as Exhibit 99.3.

On July 25, 2008, the Swap Counterparty and the Trust entered into an ISDA Master Agreement (the “ISDA Master Agreement”), dated as of July 22, 2008.  The ISDA Master Agreement is annexed hereto as Exhibit 99.4.

On July 25, 2008, the Swap Counterparty and the Trust entered into a schedule to the ISDA Master Agreement (the “Schedule”), dated as of July 22, 2008.  The Schedule is annexed hereto as Exhibit 99.5.

On July 25, 2008, the Swap Counterparty and the Trust entered into an ISDA Credit Support Annex (the “Credit Support Annex”), dated as of July 22, 2008.  The Credit Support Annex is annexed hereto as Exhibit 99.6.

Section 9	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit

99.1	Class A-2b Swap Contract Confirmation dated as of July 22, 2008, between the Trust andthe Swap Counterparty.

99.2	Class A-3b Swap Contract Confirmation dated as of July 22, 2008, between the Trust andthe Swap Counterparty.

99.3	Class A-4b Swap Contract Confirmation dated as of July 22, 2008 between the Trust andthe Swap Counterparty

99.4	ISDA Master Agreement dated as of July 22, 2008, between the Trust and the SwapCounterparty.

99.5	Schedule dated as of July 22, 2008, between the Trust and the Swap Counterparty.

99.6	Credit Support Annex dated as of July 22, 2008, between the Trust and the SwapCounterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ML ASSET BACKED CORPORATION

By:	/s/ Theodore F. Breck
Name: Theodore F. Breck
Title: Authorized Signatory

Date:   July 25, 2008

Exhibit Index

Exhibit

99.1	Class A-2b Swap Contract Confirmation dated as of July 22, 2008, between the Trust andthe Swap Counterparty.

99.2	Class A-3b Swap Contract Confirmation dated as of July 22, 2008, between the Trust andthe Swap Counterparty.

99.3	Class A-4b Swap Contract Confirmation dated as of July 22, 2008 between the Trust andthe Swap Counterparty

99.4	ISDA Master Agreement dated as of July 22, 2008, between the Trust and the SwapCounterparty.

99.5	Schedule dated as of July 22, 2008, between the Trust and the Swap Counterparty.

99.6	Credit Support Annex dated as of July 22, 2008, between the Trust and the SwapCounterparty.